SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 24, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    011-15167                 04-2836871
        --------                    ---------                 ----------
(State of Incorporation)        (Commission File           (I.R.S. Employer
                                     Number)             Identification Number)

                11 Hurley Street, Cambridge, Massachusetts      02141
              -------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1 Press Release issued by Biopure Corporation on December 24, 2003, filed herewith.

ITEM 9.   REGULATION FD DISCLOSURE

          On December 24, 2003, Biopure Corporation issued a press release (the "Press Release") announcing the receipt of "Wells Notices" from the Securities and Exchange Commission. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         BIOPURE CORPORATION


Date:  December 24, 2003                 By: /s/ Thomas A. Moore
                                            ---------------------------------
                                             Thomas A. Moore
                                             Chief Executive Officer
                                             and President




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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on December 24, 2003, filed herewith.